                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21471
                                              -----------------------

                Nuveen Tax-Advantaged Total Return Strategy Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: March 31, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                         QUARTERLY REPORT March 31, 2006
                                  (Unaudited)

Nuveen Investments
Exchange-Traded
Closed-End
Funds


                            NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
                                                                         JTA


OPPORTUNITIES FOR CAPITAL APPRECIATION AND TAX-ADVANTAGED DISTRIBUTIONS FROM A PORTFOLIO OF VALUE EQUITIES AND SENIOR LOANS

Chairman's Letter
For period ended March 31, 2006



Dear Shareholder:

I am very pleased to report that over the 3-month period covered by this report, your Fund continued to provide you with attractive tax-advantaged income and capital appreciation potential. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board
May 3, 2006





Callout:

"In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification."

PORTFOLIO MANAGERS' COMMENTS

The Fund features management by two affiliates of Nuveen Investments. The Fund's investments in dividend-paying common or preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund's investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony). Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt. Here Jon, Gunther and Lenny talk about general market conditions, their management strategies and the performance of the Fund for the 3 month period ended March 31, 2006.


WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2006?

We view the senior loan market favorably but given the current credit environment we continue to take a defensive stance in positioning our loan portfolios. The loan market has continued to demonstrate many positive characteristics that we think make the asset class attractive. Market liquidity was better than it has ever been, investor appetite remained strong and many high quality deals came to market. Strong investor demand, however, allowed many deals to be structured with aggressive leverage levels. It is this environment and market dynamic that leads us to avoid credits we feel are too aggressively leveraged or do not have a sound credit profile. We still do not feel that now is the appropriate time to be reaching for yield or involved with what we consider to be marginal credits.

We continued to avoid most automotive related companies even though many are trading at distressed levels. We also have been avoiding many small loans that are supporting leveraged buyouts as we feel that market liquidity could be challenged if the credit experiences any negative events. We focused on adding high quality new-issue loans at par as we do not believe that paying 101 or higher for loans is prudent in the current environment.

We also continued to avoid the vast majority of second lien loans. At current trading levels we do not believe that most second lien loans compensate investors for the risk these credits pose over a credit cycle. Should the economy weaken, we believe that second lien loans could see significant downside from current levels.

For the equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focuses on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focus on downside protection, and pay a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the quarter, we took new common stock positions in CBS Corp., Clear Channel Communications Inc., and Stora Enso OYJ - a Finland-based paper and board manufacturer. We believe investors have low expectations for CBS and Clear Channel, which gives these stocks very attractive risk reward profiles at current levels. We eliminated Albertson's Inc. from the portfolio after the company received a buyout offer from a consortium led by Supervalu Inc., and trimmed our stakes in Aon Corp., Alumina Ltd, Energias de Portugal SA, and Rio Tinto PLC based on valuation.


How did the Fund perform?

Fund performance results, as well as the performance of a relevant benchmark, are shown in the accompanying table:

Cummulative Total Return on Net Asset Value
For the 3-month period ending March 31, 2006

JTA                                       6.35%

Comparative benchmark(1)                  5.92%

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview page in this report.

 ----------

(1) The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD Preferred Index, which consists of investment-grade, dividends received deduction eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Several securities positively impacted the performance of the senior loan component of the portfolio. During the first quarter, our positions in Federal Mogul, Polypore and SunGard Data Systems helped drive performance. The Federal Mogul term loan and revolver traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Steady operations and financial results have showed progress in the company's Chapter 11 emergence.

For the equity portion of the Fund, Telecommunication stocks appreciated during the quarter as investor sentiment has recently turned positive due to the group's attractive valuations and more stable near-term fundamentals. Although long-term investment issues remain, the telco's enterprise businesses are currently performing particularly well. Significant consolidation has occurred, including SBC Communications' acquisition of AT&T Inc., and the recent agreement to purchase Bellsouth Corp. Overall, our telecommunication investments appreciated between 8-13% for the period, except for Korean-based KT Corp., which declined 1%.

As we have noted in past commentaries, global consolidation of the steel sector is driving more favorable industry fundamentals. This quarter we saw more consolidation as the world's largest steel manufacturer, Mittal Steel Co. NV, launched a hostile takeover for its closest rival, Luxemburg-based Arcelor. This move helped drive steel stocks higher on speculation that more deals will emerge. Korean-based POSCO has been mentioned as a likely target given its high profitability, exposure to China, and large foreign shareholder base. Our investment in POSCO appreciated 29% for the period, while iron ore producer Rio Tinto Plc contributed with a 13% gain.

Fundamentals of the paper and packaging industry continued to improve as two of Europe's leading producers announced that they will shutter some newsprint and coated paper production to combat global overcapacity and a multi-year downtrend in prices. The news garnered a positive response from investors with our positions in International Paper Inc. and Stora Enso OYJ rising 3% and 14%, respectively. Our other paper holding, Packaging Corporation of America, posted a modest decline for the quarter. We should also note that International Paper has sold a significant part of its timberland assets as part of its previously announced restructuring plan. The company will use the proceeds to reinvest in their businesses, buy back stock, and reduce debt.

The release of the federal government budget review was a strong catalyst for the rise of our defense stocks as the review suggested a secure multi-year industry outlook with no severe congressional spending cuts for key defense programs. These concerns have weighed on the stocks since last summer. Our investments in Lockheed Martin Corp. and Raytheon Co. gained 18% and 14%, respectively. These stocks trade at reasonable valuations and generate significant free cash flows that are being utilized for share repurchases.

Lastly, despite a couple of setbacks, our financial stocks also performed reasonably well. Mortgage originator IndyMac Bancorp Inc. gained 5% due to its attractive valuation and benign inflation news that appears to be keeping a ceiling on long-term interest rates. Our investment in Fannie Mae also rose 5% as government regulators near completion of their investigation into the company's accounting practices.

Each Fund had holdings that constrained the Fund's performance over this reporting period. In the senior loan portfolio, one position that had a negative impact on performance was Park Place Entertainment, also known as Caesars Entertainment. These bonds generally traded down because they are "yield to call," shorter dated bonds that are now accreting down to their call price.

The equity portfolio experienced modest declines of roughly 3-5% in some of the larger holdings such as Altria Group Inc., Citigroup Inc., and Kimberly-Clark Corp. that served as a hindrance on performance. Other underperformers include our investment in Hartford Financial Services Group Inc., which declined 6% due to increased competition in its domestic variable annuity business, as well as concerns that pricing in the property casualty insurance industry is not holding up to the positive expectations which followed in the aftermath of Hurricane Katrina. Our investment in Dominion Resources Inc., an integrated gas and electric utility company, declined 11% as the company lowered its 2006 earnings forecast due to rising exploration & production costs, and our stake in CBS Corp. fell 10% since purchased in January on concerns of the soft advertising environment and weakness in their radio division.

Distribution and Share Price Information

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM), and entered into a series of short-term borrowing arrangements. This FundPreferred and borrowing provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains.

The Fund declared a monthly distribution increase in January to $0.1250 per share.

As of March 31, 2006, the Fund was trading at a -4.19% discount to its net asset value. This was less than the average -4.36% discount the Fund exhibited over the course of the entire three-month reporting period.

Nuveen Tax-Advantaged Total Return Strategy Fund
JTA

Performance
     OVERVIEW As of March 31, 2006

PORTFOLIO ALLOCATION
(as a % of total investments)
----------------------------------------------
Common Stocks                            70.9%
----------------------------------------------
Variable Rate Senior Loan Interests      15.3%
----------------------------------------------
$25 Par (or Similar) Securities           8.1%
----------------------------------------------
Short-Term Investments                    3.5%
----------------------------------------------
Corporate Bonds                           1.4%
----------------------------------------------
Capital Preferred Securities              0.8%
----------------------------------------------

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE

Apr                                .1000
May                                .1000
Jun                                .1000
Jul                                .1000
Aug                                .1000
Sep                                .1050
Oct                                .1050
Nov                                .1050
Dec                                .1050
Jan                                .1250
Feb                                .1250
Mar                                .1250

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

                                         JTA
                                     Market close
                                   Per Share Amount
  4/1/2005                              19.20
  4/8/2005                              19.52
 4/15/2005                              18.85
 4/22/2005                              19.19
 4/29/2005                              19.39
  5/6/2005                              19.72
 5/13/2005                              19.53
 5/20/2005                              19.75
 5/27/2005                              19.89
  6/3/2005                              19.75
 6/10/2005                              19.80
 6/17/2005                              19.92
 6/24/2005                              19.75
  7/1/2005                              19.93
  7/8/2005                              19.97
 7/15/2005                              19.98
 7/22/2005                              19.99
 7/29/2005                              20.00
  8/5/2005                              20.39
 8/12/2005                              20.18
 8/19/2005                              20.03
 8/26/2005                              19.94
  9/2/2005                              20.18
  9/9/2005                              20.40
 9/16/2005                              20.25
 9/23/2005                              20.00
 9/30/2005                              20.19
 10/7/2005                              19.96
10/14/2005                              19.75
10/21/2005                              19.25
10/28/2005                              19.60
 11/4/2005                              20.09
11/11/2005                              19.93
11/18/2005                              19.99
11/25/2005                              20.20
 12/2/2005                              20.05
 12/9/2005                              20.45
12/16/2005                              21.09
12/23/2005                              21.17
12/30/2005                              21.37
  1/6/2006                              20.93
 1/13/2006                              21.76
 1/20/2006                              21.48
 1/27/2006                              22.50
  2/3/2006                              22.25
 2/10/2006                              22.03
 2/17/2006                              22.15
 2/24/2006                              22.75
  3/3/2006                              22.74
 3/10/2006                              21.78
 3/17/2006                              22.45
 3/24/2006                              22.99
 3/31/2006                              22.39

FUND SNAPSHOT
-------------------------------------------

Common Share Price                 $  22.39
-------------------------------------------
Common Share Net Asset Value       $  23.37
-------------------------------------------
Premium / (Discount) to NAV          -4.19%
-------------------------------------------
Market Yield(1)                       6.70%
-------------------------------------------
Net Assets Applicable to Common
Shares ($000)                      $323,800
-------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/27/04)
----------------------------------------

               ON SHARE PRICE     ON NAV
----------------------------------------
3-Month
(Cumulative)            6.54%      6.35%
----------------------------------------
1-Year                 26.88%     18.73%
----------------------------------------
Since Inception        12.43%     16.53%
----------------------------------------

INDUSTRIES
(as a % of total investments)
----------------------------------------

Diversified Telecommunication
Services                            9.1%
----------------------------------------
Tobacco                             7.2%
----------------------------------------
Oil, Gas, & Consumable Fuels        6.7%
----------------------------------------
Aerospace & Defense                 6.0%
----------------------------------------
Diversified Financial Services      5.7%
----------------------------------------
Commercial Banks                    5.3%
----------------------------------------
Insurance                           5.2%
----------------------------------------
Electric Utilities                  5.0%
----------------------------------------
Thrifts & Mortgage Finance          4.8%
----------------------------------------
Media                               4.7%
----------------------------------------
Metals & Mining                     4.2%
----------------------------------------
Commercial Services & Supplies      3.3%
----------------------------------------
Multi-Utilities                     3.1%
----------------------------------------
Paper & Forest Products             3.1%
----------------------------------------
Hotels Restaurants & Leisure        2.9%
----------------------------------------
Household Products                  2.7%
----------------------------------------
Household Durables                  2.5%
----------------------------------------
Short-Term Investments              3.5%
----------------------------------------
Other                              15.0%
----------------------------------------

COUNTRIES
(as a % of total investments)
----------------------------------------

United States                      80.9%
----------------------------------------
United Kingdom                      4.7%
----------------------------------------
South Korea                         4.4%
----------------------------------------
Italy                               3.1%
----------------------------------------
Portugal                            1.6%
----------------------------------------
Other                               5.3%
----------------------------------------

(1) Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

      Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
      PORTFOLIO OF INVESTMENTS March 31, 2006 (Unaudited)

 SHARES   DESCRIPTION (1)                                                                                                     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.9% (70.9% OF TOTAL INVESTMENTS)

          AEROSPACE & DEFENSE -- 6.6%

140,000   Lockheed Martin Corporation                                                                                  $ 10,518,200
235,000   Raytheon Company                                                                                               10,772,400
-----------------------------------------------------------------------------------------------------------------------------------

          Total Aerospace & Defense                                                                                      21,290,600
          -------------------------------------------------------------------------------------------------------------------------

          CHEMICALS -- 0.0%

  7,998   Tronox Incorporated, Class B                                                                                      135,886
-----------------------------------------------------------------------------------------------------------------------------------

          COMMERCIAL BANKS -- 5.0%

150,000   Wachovia Corporation                                                                                            8,407,500
120,000   Wells Fargo & Company                                                                                           7,664,400
-----------------------------------------------------------------------------------------------------------------------------------

          Total Commercial Banks                                                                                         16,071,900
          -------------------------------------------------------------------------------------------------------------------------

          COMMERCIAL SERVICES & SUPPLIES -- 3.8%

285,000   Pitney Bowes Inc.                                                                                              12,235,050
-----------------------------------------------------------------------------------------------------------------------------------

          CONTAINERS & PACKAGING -- 2.1%

300,000   Packaging Corp. of America                                                                                      6,732,000
-----------------------------------------------------------------------------------------------------------------------------------

          DIVERSIFIED FINANCIAL SERVICES -- 6.6%

275,000   Citigroup Inc.                                                                                                 12,988,250
205,000   JPMorgan Chase & Co.                                                                                            8,536,200
-----------------------------------------------------------------------------------------------------------------------------------

          Total Diversified Financial Services                                                                           21,524,450
          -------------------------------------------------------------------------------------------------------------------------

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 12.1%

385,000   AT&T Inc.                                                                                                      10,410,400
343,000   KT Corporation, Sponsored ADR                                                                                   7,305,900
330,000   Sprint Nextel Corporation                                                                                       8,527,200
235,000   Telecom Italia S.p.A., Sponsored ADR                                                                            6,236,900
190,000   Verizon Communications Inc.                                                                                     6,471,400
-----------------------------------------------------------------------------------------------------------------------------------

          Total Diversified Telecommunication Services                                                                   38,951,800
          -------------------------------------------------------------------------------------------------------------------------

          ELECTRIC UTILITIES -- 4.4%

187,100   EDP -- Energias de Portugal, S.A., Sponsored ADR                                                                7,330,578
323,000   Korea Electric Power Corporation (KEPCO), Sponsored ADR                                                         6,976,800
-----------------------------------------------------------------------------------------------------------------------------------

          Total Electric Utilities                                                                                       14,307,378
          -------------------------------------------------------------------------------------------------------------------------

          FOOD & STAPLES RETAILING -- 1.6%

240,625   J. Sainsbury PLC, Sponsored ADR                                                                                 5,534,375
-----------------------------------------------------------------------------------------------------------------------------------

          HOUSEHOLD DURABLES -- 2.4%

307,000   Newell Rubbermaid Inc.                                                                                          7,733,330
-----------------------------------------------------------------------------------------------------------------------------------

          HOUSEHOLD PRODUCTS -- 2.9%

160,000   Kimberly-Clark Corporation                                                                                      9,248,000
-----------------------------------------------------------------------------------------------------------------------------------

          INSURANCE -- 4.3%

180,000   Aon Corporation                                                                                                 7,471,800
 80,000   Hartford Financial Services Group, Inc.                                                                         6,444,000
-----------------------------------------------------------------------------------------------------------------------------------

          Total Insurance                                                                                                13,915,800
          -------------------------------------------------------------------------------------------------------------------------

          MEDIA -- 3.1%

200,000   CBS Corporation, Class B                                                                                        4,796,000
176,600   Clear Channel Communications, Inc.                                                                              5,123,166
-----------------------------------------------------------------------------------------------------------------------------------

          Total Media                                                                                                     9,919,166
          -------------------------------------------------------------------------------------------------------------------------

          METALS & MINING -- 5.5%

236,900   Alumina Limited, Sponsored ADR                                                                                  4,996,221
 90,000   POSCO, ADR                                                                                                      5,742,000
 33,500   Rio Tinto PLC, Sponsored ADR                                                                                    6,934,500
-----------------------------------------------------------------------------------------------------------------------------------

          Total Metals & Mining                                                                                          17,672,721
          -------------------------------------------------------------------------------------------------------------------------

          MULTI-UTILITIES -- 3.7%

110,000   Dominion Resources, Inc.                                                                                        7,593,300
180,000   United Utilities PLC, Sponsored ADR                                                                             4,365,000
-----------------------------------------------------------------------------------------------------------------------------------

          Total Multi-Utilities                                                                                          11,958,300
          -------------------------------------------------------------------------------------------------------------------------

          OIL, GAS & CONSUMABLE FUELS -- 9.4%

 80,000   Chevron Corporation                                                                                             4,637,600
113,400   ConocoPhillips                                                                                                  7,161,210
132,500   Eni S.p.A., Sponsored ADR                                                                                       7,549,850
 39,669   Kerr-McGee Corporation                                                                                          3,787,596

 55,000   Total SA, Sponsored ADR                                                                                         7,245,150

-----------------------------------------------------------------------------------------------------------------------------------

          Total Oil, Gas & Consumable Fuels                                                                              30,381,406
          -------------------------------------------------------------------------------------------------------------------------

          PAPER & FOREST PRODUCTS - 3.6%

220,000   International Paper Company                                                                                     7,605,400
270,200   Stora Enso Oyj, Sponsored ADR                                                                                   4,147,570
-----------------------------------------------------------------------------------------------------------------------------------

          Total Paper & Forest Products                                                                                  11,752,970
          -------------------------------------------------------------------------------------------------------------------------

          PHARMACEUTICALS - 2.5%

230,000   Merck & Co. Inc.                                                                                                8,102,900
-----------------------------------------------------------------------------------------------------------------------------------

          ROAD & RAIL - 2.6%

 90,000   Union Pacific Corporation                                                                                       8,401,500
-----------------------------------------------------------------------------------------------------------------------------------

          THRIFTS & MORTGAGE FINANCE - 6.7%

212,000   Fannie Mae                                                                                                     10,896,800
265,000   IndyMac Bancorp, Inc.                                                                                          10,846,450
-----------------------------------------------------------------------------------------------------------------------------------

          Total Thrifts & Mortgage Finance                                                                               21,743,250
          -------------------------------------------------------------------------------------------------------------------------

          TOBACCO - 10.0%

235,000   Altria Group, Inc.                                                                                             16,652,098
330,000   Loews Corp - Carolina Group                                                                                    15,599,102
-----------------------------------------------------------------------------------------------------------------------------------

          Total Tobacco                                                                                                  32,251,200
          -------------------------------------------------------------------------------------------------------------------------

          TOTAL COMMON STOCKS (cost $261,352,934)                                                                       319,863,982
          =========================================================================================================================


 SHARES   DESCRIPTION (1)                                                                          COUPON   RATINGS (2)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          $25 PAR (OR SIMILAR) SECURITIES - 11.2% (8.1% OF TOTAL INVESTMENTS)

          CAPITAL MARKETS - 1.4%

 15,500   Bear Stearns Companies, Series E, (6)                                                    6.150%           A3   $  786,625
 20,000   Goldman Sachs Group Inc., (6)                                                            6.200%           A2      512,800
 25,000   Goldman Sachs Group Inc., (6)                                                            5.390%           A2      647,500
 77,700   Lehman Brothers Holdings Inc., Series F, (6)                                             6.500%           A-    1,992,228
 25,000   Merrill Lynch & Co., Inc., (6)                                                           5.440%           A2      638,750
-----------------------------------------------------------------------------------------------------------------------------------

          Total Capital Markets                                                                                           4,577,903
          -------------------------------------------------------------------------------------------------------------------------

          COMMERCIAL BANKS - 2.3%

 23,500   Abbey National PLC, Series B                                                             7.375%            A      618,520
 41,100   Abbey National PLC, Series C                                                             7.375%           A2    1,052,571
 40,000   ABN AMRO Capital Trust Fund VII                                                          6.080%            A      958,000
 25,000   Banco Santander                                                                          6.410%           A2      632,500
 50,000   HSBC USA Inc., Series G                                                                  5.364%           A2    1,299,250
 40,000   Royal Bank of Scotland Group PLC, Series M                                               6.400%           A1    1,003,200
 40,000   Royal Bank of Scotland Group PLC, Series N                                               6.350%           A1    1,007,200
 40,000   U.S. Bancorp, Series B                                                                   5.560%           A1    1,028,752
-----------------------------------------------------------------------------------------------------------------------------------

          Total Commercial Banks                                                                                          7,599,993
          -------------------------------------------------------------------------------------------------------------------------

          CONSUMER FINANCE - 1.0%

 45,000   HSBC Finance Corporation                                                                 6.360%           A2    1,147,050
 35,600   SLM Corporation, Series A, (6)                                                           6.970%         BBB+    1,958,000
-----------------------------------------------------------------------------------------------------------------------------------

          Total Consumer Finance                                                                                          3,105,050
          -------------------------------------------------------------------------------------------------------------------------

          DIVERSIFIED FINANCIAL SERVICES - 1.3%

 10,000   CIT Group Inc., Series A, (6)                                                            6.350%         BBB+      253,000
 19,500   Citigroup Inc., Series F, (6)                                                            6.365%          Aa3      993,525
 28,900   Citigroup Inc., Series H, (6)                                                            6.231%          Aa3    1,458,728
 48,400   ING Group N.V.                                                                           7.200%            A    1,241,460
  5,000   ING Group N.V.                                                                           7.050%            A      127,000
-----------------------------------------------------------------------------------------------------------------------------------

          Total Diversified Financial Services                                                                            4,073,713
          -------------------------------------------------------------------------------------------------------------------------

          ELECTRIC UTILITIES - 1.2%

 39,500   Alabama Power Company, Series A, (6)                                                     5.300%         BBB+      972,095
 34,800   Interstate Power and Light Company, (6)                                                  7.100%         BBB-      941,862
 40,000   Mississippi Power Company                                                                5.250%           A3      955,000
 40,000   Savannah Electric and Power Company                                                      6.000%         BBB+    1,012,000
-----------------------------------------------------------------------------------------------------------------------------------
          Total Electric Utilities                                                                                        3,880,957
          -------------------------------------------------------------------------------------------------------------------------

          INSURANCE - 2.5%

 50,300   Ace Ltd., Series C                                                                       7.800%         Baa2    1,317,860
 40,000   Aegon N.V.                                                                               6.375%           A-      996,000
 25,000   Aegon N.V., Series 1                                                                     5.675%           A-      646,095
 20,000   Arch Capital Group Limited                                                               8.000%         Baa3      514,376
 50,000   Endurance Specialty Holdings Limited                                                     7.750%         Baa3    1,211,000
 40,000   Genworth Financial Inc., Series A                                                        5.250%         BBB+    2,038,752
 30,000   Prudential PLC                                                                           6.750%            A      751,500
 30,000   Prudential PLC                                                                           6.500%            A      760,500

          Total Insurance                                                                                                 8,236,083
          -------------------------------------------------------------------------------------------------------------------------

          U.S. AGENCY - 1.5%

 20,000   Fannie Mae, (6)                                                                          5.500%          AA-      942,200
 19,800   Fannie Mae, (6)                                                                          5.125%          AA-      871,200
 18,400   Federal Home Loan Mortgage Corporation, (6)                                              6.000%          AA-      933,432
 20,000   Federal Home Loan Mortgage Corporation, (6)                                              5.700%          AA-      973,000
 26,900   Federal Home Loan Mortgage Corporation, (6)                                              5.000%          AA-    1,147,284
-----------------------------------------------------------------------------------------------------------------------------------

          Total U.S. Agency                                                                                               4,867,116
          -------------------------------------------------------------------------------------------------------------------------

          TOTAL $25 PAR (OR SIMILAR) SECURITIES (cost $36,774,146)                                                       36,340,815
          =========================================================================================================================

                                                                                   WEIGHTED
   PRINCIPAL                                                                        AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                                       COUPON   MATURITY(3)   RATINGS(2)        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 21.3% (15.3% OF TOTAL INVESTMENTS) (4)

               AEROSPACE & DEFENSE - 1.7%

$      1,644   Hexcel Corporation, Term Loan B                                       6.375%       3/01/12          BB-   $1,662,944
       1,825   K&F Industries, Inc., Term Loan B                                     7.008%      11/18/12           B2    1,851,234
       1,617   Vought Aircraft Industries, Inc., Term Loan                           7.330%      12/22/11           B+    1,637,326
         364   Vought Aircraft Industries, Inc., Tranche B, Letter of Credit         6.885%      12/22/10           B+      368,352
-----------------------------------------------------------------------------------------------------------------------------------

       5,450   Total Aerospace & Defense                                                                                  5,519,856
-----------------------------------------------------------------------------------------------------------------------------------

               AUTO COMPONENTS - 0.6%

       2,000   Federal-Mogul Corporation, Term Loan A, (5)                           7.080%       2/24/04          N/R    1,933,750
-----------------------------------------------------------------------------------------------------------------------------------

               BUILDING PRODUCTS - 0.6%

       1,774   PP Holding Corporation, Term Loan                                     7.980%      11/12/11            B    1,793,000
-----------------------------------------------------------------------------------------------------------------------------------

               CHEMICALS - 0.6%

       1,980   Rockwood Specialties Group, Inc., Term Loan E                         6.668%       7/30/12           B+    2,008,617
-----------------------------------------------------------------------------------------------------------------------------------

               COMMERCIAL SERVICES & SUPPLIES - 0.8%

         696   Allied Waste North America, Inc., Letter of Credit                    6.000%       3/21/12           B1      699,415
       1,792   Allied Waste North America, Inc., Term Loan B                         6.796%       1/15/12           B1    1,801,926
-----------------------------------------------------------------------------------------------------------------------------------

       2,488   Total Commercial Services & Supplies                                                                       2,501,341
-----------------------------------------------------------------------------------------------------------------------------------

               CONTAINERS & PACKAGING - 0.9%

         788   Owens-Illinois Group, Inc., Term Loan B                               6.560%       4/01/08          N/R      791,755
         175   Smurfit-Stone Container Corporation, Deposit-Funded Commitment        2.100%      11/01/11           B+      177,236
       1,253   Smurfit-Stone Container Corporation, Term Loan B                      7.103%      11/01/11           B+    1,271,854
         425   Smurfit-Stone Container Corporation, Term Loan C                      7.064%      11/01/11           B+      431,469
         133   Smurfit-Stone Container Corporation, Tranche C-1                      6.938%      11/01/11           B+      135,392
-----------------------------------------------------------------------------------------------------------------------------------

       2,774   Total Containers & Packaging                                                                               2,807,706
-----------------------------------------------------------------------------------------------------------------------------------

               DIVERSIFIED CONSUMER SERVICES - 0.3%

         852   Alderwoods Group, Inc., Term Loan B-2                                 6.738%       9/29/08           B1      861,117
-----------------------------------------------------------------------------------------------------------------------------------

               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

       2,000   Madison River Capital LLC, Term Loan                                  7.050%       7/29/12           B+    2,026,251
-----------------------------------------------------------------------------------------------------------------------------------

               ELECTRIC UTILITIES - 0.3%

       1,000   Mirant Corporation, Term Loan                                         6.441%       1/03/13          BB-    1,009,554
-----------------------------------------------------------------------------------------------------------------------------------

               ELECTRICAL EQUIPMENT - 0.6%

-----------------------------------------------------------------------------------------------------------------------------------

       1,583   Sensus Metering Systems Inc., Term Loan B-1                           7.297%      12/17/10           B2    1,599,918
         210   Sensus Metering Systems Inc., Term Loan B-2                           7.351%      12/17/10           B2      212,517
-----------------------------------------------------------------------------------------------------------------------------------

       1,793   Total Electrical Equipment                                                                                 1,812,435
-----------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE PROVIDERS & SERVICES - 1.5%

       1,960   Davita Inc., Term Loan B                                              6.689%      10/05/12           B1    1,987,868
       1,965   IASIS Healthcare LLC, Term Loan B                                     6.787%       6/22/11           B+    1,994,066
       1,000   Quintiles Transnational Corporation, Term Loan B, WI/DD                  TBD           TBD           B1    1,006,875
-----------------------------------------------------------------------------------------------------------------------------------

       4,925   Total Health Care Providers & Services                                                                     4,988,809
-----------------------------------------------------------------------------------------------------------------------------------

               HOTELS, RESTAURANTS & LEISURE - 2.8%

       2,000   24 Hour Fitness Worldwide, Inc., Term Loan B                          7.620%       6/08/12            B    2,030,000
       1,960   Jack in the Box Inc., Term Loan                                       6.278%       1/08/11           BB    1,980,825
       1,990   Penn National Gaming, Inc., Term Loan B                               6.387%      10/03/12           BB    2,019,540
       1,000   Pinnacle Entertainment Inc., Term Loan                                6.780%      12/14/11           B1    1,008,751
         342   Venetian Casino Resort, LLC, Delayed Draw, Term Loan                  6.730%       6/15/11          BB-      345,860
       1,658   Venetian Casino Resort, LLC, Term Loan                                6.730%       6/15/11          BB-    1,677,421
-----------------------------------------------------------------------------------------------------------------------------------

       8,950   Total Hotels, Restaurants & Leisure                                                                        9,062,397
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSEHOLD DURABLES - 0.4%

       1,323   Sealy Mattress Company, Term Loan D                                   6.525%       4/06/12           B+    1,341,293
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSEHOLD PRODUCTS - 0.9%

       2,940   Solo Cup Company, Term Loan                                           7.532%       2/27/11           B2    2,974,913
-----------------------------------------------------------------------------------------------------------------------------------

               INSURANCE - 0.4%

       1,294   Conseco, Inc., Term Loan                                              6.503%       6/22/10          BB-    1,306,940
-----------------------------------------------------------------------------------------------------------------------------------

               IT SERVICES - 1.2%

       1,755   Fidelity National Information Services, Term Loan B                   6.470%       3/09/13          BB+    1,771,179
       1,990   SunGard Data Systems Inc., Term Loan B                                7.215%       2/11/13           B+    2,018,873
-----------------------------------------------------------------------------------------------------------------------------------

       3,745   Total IT Services                                                                                          3,790,052
-----------------------------------------------------------------------------------------------------------------------------------

               MACHINERY - 0.3%

         760   Dresser-Rand Group, Inc., Term Loan                                   6.923%      10/10/10           B+      774,185
-----------------------------------------------------------------------------------------------------------------------------------

               MEDIA - 3.4%

       2,000   Cablevision Systems Corporation, Incremental Term Loan, WI/DD            TBD           TBD          Ba3    2,017,875
       1,963   Charter Communications Operating, LLC, Term Loan B                    7.920%       4/07/11           B     1,982,403
         863   Emmis Operating Company, Term Loan                                    6.530%      11/10/11           B+      869,275
       2,000   Metro-Goldwyn-Mayer Studios, Inc., Term Loan B                        7.229%       4/08/12           B+    2,027,125
       1,900   Regal Cinemas Corporation, Term Loan                                  6.729%      11/10/10          BB-    1,921,481
       2,200   WMG Acquisition Corp., Term Loan                                      6.679%       2/28/11           B+    2,229,928
-----------------------------------------------------------------------------------------------------------------------------------

      10,926   Total Media                                                                                               11,048,087
-----------------------------------------------------------------------------------------------------------------------------------

               METALS & MINING - 0.4%

       1,425   Amsted Industries Incorporated, Term Loan B                           7.150%      10/15/10           B1    1,447,504
-----------------------------------------------------------------------------------------------------------------------------------

               MULTI-UTILITIES - 0.6%

         371   NRG Energy Inc., Credit-Linked Deposit                                6.979%       2/01/13          BB-      375,910
       1,629   NRG Energy Inc., Term Loan                                            6.820%       2/01/13          BB-    1,650,615
-----------------------------------------------------------------------------------------------------------------------------------

       2,000   Total Multi-Utilities                                                                                      2,026,525
-----------------------------------------------------------------------------------------------------------------------------------

               PAPER & FOREST PRODUCTS - 0.6%

       1,995   Georgia-Pacific Corporation, Term Loan B                              6.884%      12/20/12          BB-    2,011,444
-----------------------------------------------------------------------------------------------------------------------------------

               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%

       1,000   Capital Automotive LP., Term Loan                                     6.340%      12/16/10          BB+    1,011,161
       1,811   LNR Property Corporation, Term Loan                                   7.642%       2/03/08           B2    1,829,265
-----------------------------------------------------------------------------------------------------------------------------------

       2,811   Total Real Estate                                                                                          2,840,426
-----------------------------------------------------------------------------------------------------------------------------------

               TRADING COMPANIES & DISTRIBUTORS - 0.9%

         196   Brenntag Holdings, Acquisition Facility Term Loan                     7.440%       1/20/14           B2      199,555
         804   Brenntag Holdings, Term Loan                                          7.440%       1/20/14           B-      816,495
         337   United Rentals Inc., Credit Linked Deposit                            5.590%       2/13/11           B2      341,193
       1,651   United Rentals Inc., Term Loan B                                      7.070%       2/14/11           B2    1,671,842
-----------------------------------------------------------------------------------------------------------------------------------

       2,988   Total Trading Companies & Distributors                                                                     3,029,085
-----------------------------------------------------------------------------------------------------------------------------------

$     68,193   TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (cost $68,158,225)                                              68,915,287
===================================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION(1)                                                        COUPON      MATURITY   RATINGS(2)        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 1.9% (1.4% OF TOTAL INVESTMENTS)

               HOTELS, RESTAURANTS & LEISURE - 1.3%

$      2,000   MGM Mirage, Inc.                                                      6.750%       8/01/07           BB   $2,027,500
       2,000   Park Place Entertainment                                              8.875%       9/15/08          BB+    2,145,000
-----------------------------------------------------------------------------------------------------------------------------------

       4,000   Total Hotels, Restaurants & Leisure                                                                        4,172,500
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSEHOLD DURABLES - 0.6%

       2,000   D.R. Horton, Inc.                                                     7.500%      12/01/07         BBB-    2,064,428
-----------------------------------------------------------------------------------------------------------------------------------

$      6,000   TOTAL CORPORATE BONDS (cost $6,287,260)                                                                    6,236,928
===================================================================================================================================

      SHARES   DESCRIPTION (1)                                                       COUPON      MATURITY   RATINGS(2)        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL PREFERRED SECURITIES - 1.1% (0.8% OF TOTAL INVESTMENTS)

               ELECTRIC UTILITIES - 1.1%

      12,400   Consolidated Edison Company of New York Inc.                          5.000%                         A3  $ 1,128,400
       5,000   Southern California Edison Company                                    6.125%                       BBB       510,000
       9,000   Southern California Edison Company, Series A                          5.349%       4/27/35         BBB-      911,813
      10,000   Southern California Edison Company, Series C                          6.000%       4/30/56         BBB-    1,000,000
-----------------------------------------------------------------------------------------------------------------------------------

               Total Electric Utilities                                                                                   3,550,213
               --------------------------------------------------------------------------------------------------------------------

               TOTAL CAPITAL PREFERRED SECURITIES (cost $3,461,270)                                                       3,550,213
               ====================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION(1)                                                        COUPON     MATURITY                     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.8% (3.5% OF TOTAL INVESTMENTS)

               Repurchase Agreement with State Street Bank, dated
               3/31/06, repurchase price $15,690,199,
               collateralized by $15,730,000 U.S. Treasury Notes,
$     15,685   4.625%, due 5/15/06 value $16,000,855                                 4.250%      4/03/06              $  15,684,644
===============--------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (cost $15,684,644)                                                           15,684,644
               ====================================================================================================================
               TOTAL INVESTMENTS (cost $391,718,479) - 139.2%                                                           450,591,869
               ====================================================================================================================
               FUNDNOTES - (24.1)%                                                                                      (78,000,000)
               ====================================================================================================================
               OTHER ASSETS LESS LIABILITIES - (1.2)%                                                                    (3,792,032)
               ====================================================================================================================
               FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (13.9)%                                                    (45,000,000)
               ====================================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                          $ 323,799,837
               ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                         (3)   Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these
                               mandatory prepayment conditions and because there may be
                               significant economic incentives for a Borrower to prepay,
                               prepayments of Senior Loans in the Fund's portfolio may
                               occur. As a result, the actual remaining maturity of Senior
                               Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.

                         (4)   Senior Loans in which the Fund invests generally pay
                               interest at rates which are periodically adjusted by
                               reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are
                               generally (i) the lending rate referenced by the London
                               Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate
                               offered by one or more major United States banks.

                               Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval
                               from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                         (5)   At or subsequent to March 31, 2006, this issue was under the protection of the Federal Bankruptcy Court.

                         (6)   Investment is eligible for the Dividends Received Deduction.

                         N/R   Not rated.

                       WI/DD   Purchased on a when-issued or delayed delivery basis.

                         ADR   American Depositary Receipt.

                         TBD   Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In
                               addition, Senior Loans typically trade without accrued
                               interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still
                               unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity
                               date.


                             See accompanying notes to financial statements.

           Statement of
               ASSETS AND LIABILITIES March 31, 2006 (Unaudited)

-------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $391,718,479)                                                 $450,591,869
Receivables:
   Dividends                                                                                 1,407,479
   Interest                                                                                    574,978
   Investments sold                                                                          1,028,120
   Reclaims                                                                                      8,776
Deferred FundNotes offering costs                                                            1,705,306
Other assets                                                                                    13,759
-------------------------------------------------------------------------------------------------------
      Total assets                                                                         455,330,287
-------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                            8,174,334
FundNotes                                                                                   78,000,000
Accrued expenses:
   Management fees                                                                             215,254
   Other                                                                                       121,310
FundNotes interest payable                                                                       9,935
FundPreferred share dividends payable                                                            9,617
-------------------------------------------------------------------------------------------------------
      Total liabilities                                                                     86,530,450
-------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                  45,000,000
-------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                    $323,799,837
=======================================================================================================
Common shares outstanding                                                                   13,855,240
=======================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                                  $      23.37
=======================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                   $    138,552
Paid-in surplus                                                                            262,780,022
Undistributed (Over-distribution of) net investment income                                  (3,001,871)
Accumulated net realized gain (loss) from investments                                        5,009,744
Net unrealized appreciation (depreciation) of investments                                   58,873,390
-------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                    $323,799,837
=======================================================================================================
Authorized shares:
   Common                                                                                     Unlimited
   FundPreferred                                                                              Unlimited
=======================================================================================================

                 See accompanying notes to financial statements.

       Statement of
           OPERATIONS Three Months Ended March 31, 2006 (Unaudited)

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $56,726)                                          $2,952,192
Interest                                                                                     1,313,537
Fees                                                                                               980
-------------------------------------------------------------------------------------------------------
Total investment income                                                                      4,266,709
-------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                969,924
FundNotes interest expense and amortization of offering costs                                  801,777
FundNotes and FundPreferred shares -- auction fees                                              75,822
FundNotes and FundPreferred shares -- dividend disbursing agent
   fees                                                                                          4,315
Shareholders' servicing agent fees and expenses                                                    268
Custodian's fees and expenses                                                                   49,637
Trustees' fees and expenses                                                                      3,050
Professional fees                                                                                7,779
Shareholders' reports -- printing and mailing expenses                                          15,100
Stock exchange listing fees                                                                      2,996
Investor relations expense                                                                      12,600
Other expenses                                                                                   6,001
-------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                         1,949,269
   Custodian fee credit                                                                         (1,545)
   Expense reimbursement                                                                      (349,167)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                 1,598,557
-------------------------------------------------------------------------------------------------------
Net investment income                                                                        2,668,152
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                    5,164,260
Change in net unrealized appreciation (depreciation) of
   investments                                                                              12,134,217
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                     17,298,477
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                    (423,530)
From accumulated net realized gains                                                                 --
-------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to FundPreferred shareholders                                                (423,530)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                         $19,543,099
=======================================================================================================

                 See accompanying notes to financial statements.

                              Statement of
                                  CHANGES IN NET ASSETS (Unaudited)

                                                                    THREE MONTHS ENDED      YEAR ENDED
                                                                               3/31/06        12/31/05
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $  2,668,152    $ 11,442,855
Net realized gain (loss) from investments                                    5,164,260      12,944,299
Change in net unrealized appreciation (depreciation) of
   investments                                                              12,134,217      11,499,504
Distributions to FundPreferred shareholders:
   From net investment income                                                 (423,530)       (684,143)
   From accumulated net realized gains from investments                             --        (688,954)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                          19,543,099      34,513,561
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                  (5,195,715)    (10,801,295)
From accumulated net realized gains                                                 --     (12,626,529)
-------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                     (5,195,715)    (23,427,824)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
FundPreferred shares offering costs adjustments                                     --         (82,512)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                                  --         (82,512)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares           14,347,384      11,003,225
Net assets applicable to Common shares at the beginning of period          309,452,453     298,449,228
-------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period               $323,799,837    $309,452,453
=======================================================================================================
Undistributed (Over-distribution of) net investment income at the
   end of period                                                          $ (3,001,871)   $    (50,778)
=======================================================================================================

                 See accompanying notes to financial statements.

         Statement of
             CASH FLOWS Three Months Ended March 31, 2006 (Unaudited)

-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
   OPERATIONS                                                                             $ 19,543,099
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash
   provided by (used in) operating activities:
   Purchases of investment securities                                                      (24,840,478)
   Proceeds from sales of investment securities                                             25,252,389
   Proceeds from (Purchases of) short-term investment securities, net                       (2,544,262)
   Amortization/(Accretion) of premiums and discounts, net                                      51,771
   (Increase) Decrease in receivable for dividends                                            (196,494)
   (Increase) Decrease in receivable for interest                                              125,802
   (Increase) Decrease in receivable for investments sold                                     (995,699)
   (Increase) Decrease in receivable for reclaims                                               21,886
   (Increase) Decrease in other assets                                                          (3,868)
   Increase (Decrease) in payable for investments purchased                                  6,040,910
   Increase (Decrease) in accrued management fees                                                4,681
   Increase (Decrease) in accrued other liabilities                                              6,922
   Increase (Decrease) in FundPreferred share dividends payable                                 (7,031)
   Net realized (gain) from investments                                                     (5,164,260)
   Net realized (gain) loss from paydowns                                                       25,454
   Change in net unrealized (appreciation) depreciation of investments                     (12,134,217)
-------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                       5,186,605
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                              (5,195,715)
FundNotes:
   (Increase) Decrease in deferred FundNotes offering costs                                     15,114
   Increase (Decrease) in FundNotes interest payable*                                           (6,004)
-------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                      (5,186,605)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                     --
Cash at the beginning of period                                                                     --
-------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                 $         --
=======================================================================================================

* Cash paid for interest on FundNotes (excluding amortization of FundNotes offering costs) during the three months ended March 31, 2006 was $792,667.

                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2006, the Fund had outstanding when-issued/delayed delivery purchase commitments of $3,000,000.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Prior to December 1, 2004, the Fund declared monthly income distributions to Common shareholders. Commencing with the Fund's December 1, 2004 dividend declaration, payable December 30, 2004, the Fund began to make monthly cash distributions to Common Shareholders of a stated dollar amount based on the Fund's net investment income, net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. Distributions during the first three months of the fiscal year are classified as having been paid from net investment income; consequently, this will negatively impact the amount of undistributed net investment income shown in the financial statements in this interim report. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the financial statements contained in the annual report.

FundNotes
The Fund has issued and outstanding 3,120 Series F FundNotes, $25,000 stated value per share, that mature on April 24, 2034. The interest rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. For the three months ended March 31, 2006, the average daily balance of FundNotes was $78 million with an average annualized interest rate (including amortization of FundNotes offering costs) of 4.17%.

FundPreferred Shares
The Fund has issued and outstanding 1,800 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund is authorized to invest in derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not engage in any such investments during the three months ended March 31, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the three months ended March 31, 2006, nor during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments) during the three months ended March 31, 2006, aggregated $24,840,478 and $25,252,389, respectively.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions.

At March 31, 2006, the cost of investments was $392,008,708


Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2006, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $66,654,006
   Depreciation                                                      (8,070,845)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $58,583,161
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, the Fund's last tax year end, were as follows:

---------------------------------------------------------------
Undistributed net ordinary income *                    $255,108
Undistributed net long-term capital gains                    --
===============================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended December 31,2005, was designated for purposes of the dividends paid deduction as follows:

---------------------------------------------------------------
Distributions from net ordinary income *            $12,615,936
Distributions from net long-term capital gains **    12,174,921
===============================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), or wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $500 million                                               .7000%
For the next $500 million                                                .6750
For the next $500 million                                                .6500
For the next $500 million                                                .6250
For Managed Assets over $2 billion                                       .6000
===============================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                  COMPLEX-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $55 billion                                                .2000%
For the next $1 billion                                                  .1800
For the next $1 billion                                                  .1600
For the next $3 billion                                                  .1425
For the next $3 billion                                                  .1325
For the next $3 billion                                                  .1250
For the next $5 billion                                                  .1200
For the next $5 billion                                                  .1175
For the next $15 billion                                                 .1150
For Managed Assets over $91 billion (2)                                  .1400
===============================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
       FINANCIAL STATEMENTS (Unaudited) (continued)

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING
JANUARY 31,
-------------------------------------------------------------------------------
2004*                                                                      .32%
2005                                                                       .32
2006                                                                       .32
2007                                                                       .32
2008                                                                       .32
2009                                                                       .32
2010                                                                       .24
2011                                                                       .16
2012                                                                       .08
===============================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At March 31, 2006, there were no such unfunded senior loan commitments.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At March 31, 2006, there were no such outstanding participation commitments.

8. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1250 per Common share which was paid on May 1, 2006, to shareholders of record on April 15, 2006.

FINANCIAL HIGHLIGHTS
(Unaudited)

                       FINANCIAL HIGHLIGHTS (Unaudited)

      Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                                Less Distributions
                                ------------------------------------------------------------------   -------------------------------
                                                            Distributions    Distributions
                                                                 from Net             from                  Net
                    Beginning                                  Investment          Capital           Investment    Capital
                       Common                        Net        Income to         Gains to            Income to   Gains to
                        Share          Net     Realized/    FundPreferred    FundPreferred               Common     Common
                    Net Asset   Investment    Unrealized           Share-           Share-               Share-     Share-
                        Value    Income(a)   Gain (Loss)          holders+         holders+  Total      holders    holders    Total
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                $22.33          $.19        $1.26            $(.03)           $  --   $1.42        $(.38)     $  --   $ (.38)
2005                    21.54           .83         1.76             (.05)            (.05)   2.49         (.78)      (.91)   (1.69)
2004(c)                 19.10           .67         2.69             (.03)              --    3.33         (.67)      (.10)    (.77)


                                                            Total Returns
                                                          -----------------
                                                                      Based
                          Offering                                       on
                         Costs and      Ending                       Common
                     FundPreferred      Common              Based     Share
                             Share       Share   Ending        on       Net
                      Underwriting   Net Asset   Market    Market     Asset
                         Discounts       Value    Value     Value**   Value**
----------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                      $  --      $23.37   $22.39      6.54%     6.35%
2005                          (.01)      22.33    21.37     20.00     11.93
2004(c)                       (.12)      21.54    19.35        91     17.18

                                                   Ratios/Supplemental Data
                    --------------------------------------------------------------------------------------
                                   Before Credit/Reimbursement   After Credit/Reimbursement***
                                   ---------------------------   -----------------------------
                                                  Ratio of Net                    Ratio of Net
                                     Ratio of       Investment     Ratio of         Investment
                          Ending     Expenses        Income to     Expenses          Income to
                             Net   to Average          Average   to Average            Average
                          Assets   Net Assets       Net Assets   Net Assets         Net Assets
                      Applicable   Applicable       Applicable   Applicable         Applicable   Portfolio
                       to Common    to Common        to Common    to Common          to Common    Turnover
                    Shares (000)       Shares++         Shares++     Shares++           Shares++      Rate
-----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                 $323,800          2.47%*          2.94%*       2.03%*             3.38%*         6%
2005                     309,452          2.26            3.36         1.81               3.81          26
2004(c)                  298,449          1.80*           3.30*        1.37*              3.73*         16

                                FundNotes at End of Period              FundPreferred Shares at End of Period
                    -------------------------------------------------   --------------------------------------
                      Aggregate     Average Market              Asset     Aggregate   Liquidation
                         Amount          Value Per       Coverage Per        Amount    and Market        Asset
                    Outstanding         $25,000 of          $1,000 of   Outstanding         Value     Coverage
                          (000)   Principal Amount   Principal Amount         (000)     Per Share    Per Share
--------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                 $78,000            $25,000             $5,728       $45,000       $25,000     $204,889
2005                     78,000             25,000              5,544        45,000        25,000      196,918
2004(c)                  78,000             25,000              5,403        45,000        25,000      190,805

*     Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement.

+     The amounts shown are based on Common share equivalents.

++    o Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

      o Income ratios reflect income earned on assets attributable to FundPreferred shares and FundNotes.

      o Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes as follows:

Ratio of FundNotes Interest
Expense and Amortization of
FundNotes Offering Costs to Average
Net Assets Applicable to
Common Shares
----------------------------------------
2006(b)                            1.02%*
2005                                .80
2004(c)                             .37*

----------

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b)   For the three months ended March 31, 2006.

(c) For the period January 27, 2004 (commencement of operations) through December 31, 2004.

                 See accompanying notes to financial statements.

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: June 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: June 8, 2006

* Print the name and title of each signing officer under his or her signature.